UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 7, 2008

ZONES, INC.

(Exact name of Registrant as Specified in its Charter)

WASHINGTON	0-28488	91-1431894
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer of Identification Number)

1102 15th Street SW, Suite 102, Auburn, Washington 98001-6509

(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code: (253) 205-3000

Click the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 7, 2008, Zones, Inc. (the “Company”) issued a press release announcing that, in order to reflect changed general economic conditions, it has updated its financial projections for 2009 and has reached a preliminary understanding relative to a reduced price of $7.00 per share and other revised terms for its going-private transaction with Zones Acquisition Corp. (“ZAC”), which is owned by Firoz H. Lalji, the Company’s Chairman of the Board, Chief Executive Officer and majority shareholder. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated November 7, 2008, with respect to 2009 projections and preliminary understanding on reduced going-private transaction price

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONES, INC.

Dated: November 10, 2008	By:	/s/ RONALD P. MCFADDEN
Ronald P. McFadden
	Its:	Secretary and Chief Financial Officer